July 2, 2001

     VIA EDGAR

     Securities and Exchange Commission
     450 Fifth Street, N.W.
     Washington, D.C.  20549

          Re:  Euronet Services, Inc. (the Company ) -
               Registration Statement on Form S-8

     Ladies and Gentlemen:

          Accompanying  this  letter   for  filing  pursuant  to   the
     Securities Exchange Act of 1934, as amended, is a copy of the Company's Registration Statment on Form S-8.

          The filing fee of $904.38 has been wired to the SEC lock-box account. Manually executed signature pages have been executed prior to the time of this electronic filing and will be retained by the Company for five years.

          In the event the Staff has any questions or comments, please call Michael E. Karney at 501-370-3394.

                              Very truly yours,

                              /s/ Michael E. Karney

                              Michael E. Karney
                              Friday, Eldredge & Clark
                              400 West Capitol Avenue, Suite 2000
                              Little Rock, Arkansas  72201-3493
                              501-370-3394